UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2017

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of The Interpublic Group of Companies, Inc. was held on May 25, 2017.

(b) The following matters were voted upon with the final results indicated below.

1.	The nominees listed below were elected directors until the next annual meeting of stockholders with the respective votes set forth opposite their names:

				BROKER
NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES

Jocelyn Carter-Miller	334,555,029	2,094,839	52,612	15,059,754
H. John Greeniaus	329,445,318	7,188,867	68,295	15,059,754
Mary J. Steele Guilfoile	334,643,639	2,006,955	51,886	15,059,754
Dawn Hudson	336,378,141	273,535	50,804	15,059,754
William T. Kerr	331,060,371	5,568,333	73,776	15,059,754
Henry S. Miller	331,374,979	5,252,764	74,737	15,059,754
Jonathan F. Miller	331,220,149	5,404,557	77,774	15,059,754
Michael I. Roth	319,071,966	16,221,817	1,408,697	15,059,754
David M. Thomas	333,405,693	3,229,062	67,725	15,059,754

2.	A proposal to approve confirmation of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2017 was approved with the votes set forth below:

For	346,707,826
Against	4,893,810
Abstain	160,598

There were no broker non-votes.

3.	An advisory ballot question on named executive officer compensation was approved with the votes set forth below:

For	322,872,360
Against	13,082,293
Abstain	747,827
Broker non-votes	15,059,754

4.	An advisory ballot question on the frequency of stockholder advisory votes on executive compensation resulted in the votes set forth below:

Every year	303,060,266
Every two years	1,482,370
Every three years	31,983,132
Abstain	176,712
Broker non-votes	15,059,754

(d)  In light of stockholder support for the Board’s recommendation to conduct annual advisory stockholder votes on named executive officer compensation, IPG will include an advisory vote on named executive officer compensation every year in its proxy materials, although it reserves the right to reevaluate this policy at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: May 30, 2017	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Senior Vice President, General Counsel and Secretary